                                                                     EXHIBIT 10k

                              ROWAN COMPANIES, INC.
                       2800 POST OAK BOULEVARD, SUITE 5450
                            HOUSTON, TEXAS 77056-6196


Via Fax  216 / 479-7154

                                December 20, 1999

Mr. Patrick X. Donovan
President, Eaton Leasing Corporation
c/o of Eaton Corporation
Eaton Center
Cleveland, Ohio 44114-2584

                              Re: Bareboat Charter (Exhibit B) To
                                  Participation Agreement dated
                                  December 1, 1985 for the Cecil Provine

Dear Mr. Donovan:

         Reference is made to the Bareboat Charter dated as of December 1, 1985 between Rowan Companies, Inc., as Charterer, and Wilmington Trust Company, as Owner Trustee for Eaton Leasing Corporation, relating to the Cecil Provine drilling rig.

         Rowan hereby serves notice of its election to renew the Bareboat Charter after the Basic Term for an additional 7.5 years as specified under
Section 18.(a), the "Fixed Rental Renewal Option". As the charter hire payable (Basic Hire) during such Fixed Rental Renewal Term, we agree to the calculation of Basic Hire as submitted with your letter dated December 6, 1999, setting the semi-annual installment of $2,445,150.23.

                                                     Sincerely,

                                                     ROWAN COMPANIES, INC.


                                                     /s/ E. E. THIELE
                                                     E. E. Thiele
                                                     Senior Vice President

EET:sg

cc:      Mr. Michael Oller, Jr.             302 / 651-8282
         Corporate Trust Administrator      302 / 651-8882 Fax
         Wilmington Trust Company
         1100 North Market St.
         Rodney Square North
         Wilmington, Delaware 19890

                                                                     EXHIBIT 10k

                         [EATON CORPORATION LETTERHEAD]


December 22, 1999


Mr. E. E. Thiele                            VIA FACSIMILE & COURIER MAIL
Senior Vice President
Rowan Companies, Inc.
5450 Transco Tower
2800 Post Oak Boulevard
Houston, Texas  77056-6196

Dear Mr. Thiele:
                                    SUBJECT:  BAREBOAT CHARTER (EXHIBIT B TO
                                              PARTICIPATION AGREEMENT
                                              DATED AS OF DECEMBER 1, 1985
                                              RE "CECIL PROVINE"

This letter and the attachment will serve to acknowledge Eaton Leasing's receipt of your December 20, 1999 letter on the subject, conveying Rowan Companies' election, as of that date, to renew the Bareboat Charter of the Cecil Provine, under the "Fixed Rental Renewal Option", for the maximum term of seven and one-half years.

Eaton Leasing acknowledges and confirms its acceptance of that election by the Rowan Companies, which will extend the lease from December 24, 2000 through June 23, 2008, at semi-annual payments of Charter Hire in the amount of $2,445,150.23 each.

For purposes of confirming this election, and for our mutual convenience, the attached Schedule A shows the remaining lease payments under the "Basic Term" lease, payable from today through December 23, 2000. That summation is followed by a detailed schedule which shows the amounts and due dates of the fifteen semi-annual installments of $2,445,150.23 in Charter Hire which will be due during the "Fixed Rental Renewal: term.

If you or your associates have any questions about the dates or amounts of these payment schedules, please let me know. Otherwise, we will assume that you are in agreement with the schedule.

Mr. E. E. Thiele
December 22, 1999
Page 2



We are also forwarding a copy of this correspondence and the payment schedule to Mr. Oller at Wilmington Trust so that he can update the Owner Trustee records.

Yours very truly,


/s/ PATRICK X. DONOVAN
Patrick X. Donovan
President - Eaton Leasing

cc:  Mr. Michael Oller, Jr.
     Wilmington Trust Company

Attachment (1) - Schedule A